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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT



    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934.


Date of Report:                  FEBRUARY 1, 1999
                       ---------------------------------
                       (Date of earliest event reported)



                              GLOBAL SPORTS, INC.
                        -------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                         0-16611           04-2958132
---------------------------------       ------------      ---------------
(State or other jurisdiction            (Commission       (I.R.S. Employer
of incorporation or organization)       File Number)      Identification Number)


1075 First Avenue, King of Prussia, PA                            19406
----------------------------------------                       ----------
(Address of principal executive offices)                       (Zip Code)

                                 (610) 265-3229
                             --------------------
              (Registrant's telephone number, including area code)



    Formerly located at 555 South Henderson Road, King of Prussia, PA 19406
    -----------------------------------------------------------------------
         (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS

     Between February 1, 1999 and May 14, 1999, Global Sports, Inc. (the "Registrant") entered into exclusive agreements to operate the e-commerce businesses for the following sporting goods retailers: Michigan Sporting Goods Distributors, Inc. ("MC Sports"), The Athlete's Foot Stores, Inc. ("TAF"), Dunham's Athleisure Corporation ("Dunham's"), Sport Chalet, Inc. ("Sport Chalet") and The Sports Authority, Inc. ("TSA").


ITEM 7.  EXHIBITS


Exhibit No.  Description
----------   ------------------
10.1+        E-Commerce Agreement dated February 1, 1999 by and between Global
             Sports Interactive, Inc. ("GSI") and MC Sports

10.2+ E-Commerce Management Agreement dated March 10, 1999 by and between GSI and TAF

10.3+        E-Commerce Agreement dated March 23, 1999 by and between GSI and
             Dunham's

10.4+        E-Commerce Management Agreement by and between GSI and Sport Chalet

10.5+ E-Commerce Venture Agreement dated May 7, 1999 by and between GSI and TSA

10.6+ Amendment No. 1 to the E-Commerce Venture Agreement dated May 14, 1999 by and between GSI and TSA

10.7+ License Agreement dated May 14, 1999 by and among TSA, The Sports Authority Michigan, Inc. and TheSportsAuthority.com, Inc. ("TSA.com")

10.8+ E-Commerce Services Agreement dated May 14, 1999 by and between GSI and TSA.com

10.9+        E-Commerce Agreement dated May 14, 1999 by and among TSA and
             TSA.com

10.10        Agreement dated May 14, 1999, by and between TSA and the Registrant


             +Confidential treatment has been requested as to certain portions of this exhibit. The omitted portions have been separately filed with the Securities and Exchange Commission.

                                       2
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                         GLOBAL SPORTS, INC.



DATE:  December 28, 1999           BY:   /s/ Michael G. Rubin
                                      -------------------------
                                        Michael G. Rubin
                                        Chairman of the Board &
                                        Chief Executive Officer

DATE:    December 28, 1999         BY:    /s/  Steven A. Wolf
                                      --------------------------
                                        Steven A. Wolf
                                        Vice President &
                                        Chief Financial Officer

                                       3
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                                 EXHIBIT INDEX

Exhibit No.  Description
-----------  -----------------
10.1+ E-Commerce Agreement dated February 1, 1999 by and between Global Sports Interactive, Inc. ("GSI") and Michigan Sporting Goods Distributors, Inc.

10.2+ E-Commerce Management Agreement dated March 10, 1999 by and between GSI and The Athlete's Foot Stores, Inc.

10.3+ E-Commerce Agreement dated March 23, 1999 by and between GSI and Dunham's Athleisure Corporation

10.4+        E-Commerce Management Agreement by and between GSI and Sport
             Chalet, Inc.

10.5+ E-Commerce Venture Agreement dated May 7, 1999 by and between GSI and The Sports Authority, Inc. ("TSA")

10.6+ Amendment No. 1 to the E-Commerce Venture Agreement dated May 14, 1999 by and between GSI and TSA

10.7+ License Agreement dated May 14, 1999 by and among TSA, The Sports Authority Michigan, Inc. and TheSportsAuthority.com, Inc. ("TSA.com")

10.8+ E-Commerce Services Agreement dated May 14, 1999 by and between GSI and TSA.com

10.9+        E-Commerce Agreement dated May 14, 1999 by and among TSA and
             TSA.com

10.10        Agreement dated May 14, 1999, by and between TSA and the Registrant

             +Confidential treatment has been requested as to certain portions of this exhibit. The omitted portions have been separately filed with the Securities and Exchange Commission.

                                       4